CONSENT


         We hereby consent to the references made to us, and to the use of our name, in the Prospectus Supplement dated November 3, 2000, to the Prospectus dated July 21, 1999, which is included in the Registration Statement on Form S-3 (Registration No. 333-82293) filed by Edison International.



                                                  GIBSON, DUNN & CRUTCHER LLP
                                                  GIBSON, DUNN & CRUTCHER LLP


November 3, 2000